© 2017 BMC. All Rights Reserved. BMC STOCK HOLDINGS, INC. INVESTOR PRESENTATION May 2017

CLICK TO EDIT TITLE DISCLAIMER 2 Forward-Looking Statements This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this document may include, without limitation, statements regarding sales growth, price changes, earnings performance, strategic direction and the demand for our products. Forward-looking statements are typically identified by words or phrases such as "may," "might," "predict," "future," "seek to," "assume," "goal," "objective," "continue," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "guidance," "possible," "predict," "propose," "potential" and "forecast," or the negative of such terms and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, many of which are outside BMC Stock Holdings, Inc.’s (“BMC” or the “Company”) control. BMC cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward- looking statement; therefore, investors and shareholders should not place undue reliance on such statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the recently completed merger (the “Merger”) of Stock Building Supply Holdings, Inc. (“SBS” or “Legacy SBS”) with Building Materials Holding Corporation (“Legacy BMC”), including future financial and operating results, plans, objectives, expectations and intentions, and other statements that are not historical facts. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that the Legacy SBS and Legacy BMC businesses will not be integrated successfully or that such integration will take longer, be more difficult, time- consuming or costly to accomplish than expected; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected; disruption from the Merger may make it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on Merger-related issues; general worldwide economic conditions and related uncertainties; changes in the markets for BMC's business segments; unanticipated downturns in business relationships with customers; competitive pressures on the Company's sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; the effect of changes in governmental regulations and/or tariffs; and other factors discussed or referred to in the "Risk Factors" section of BMC’s most recent Annual Report on Form 10-K filed on March 1, 2017. All such factors are difficult to predict and are beyond BMC's control. All forward-looking statements attributable to BMC or persons acting on BMC's behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and BMC undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Basis of Presentation The Merger was accounted for as a “reverse acquisition” under the acquisition method of accounting, with Legacy SBS treated as the legal acquirer and Legacy BMC treated as the acquirer for accounting purposes. As such, the Company has accounted for the Merger by using Legacy BMC historical information and accounting policies and adding the assets and liabilities of Legacy SBS as of the completion date of the Merger at their estimated fair values. As a result, current year results reported pursuant to U.S. generally accepted accounting principles (“GAAP”) are not comparable to prior periods.

CLICK TO EDIT TITLE NON-GAAP (ADJUSTED) FINANCIAL MEASURES 3 Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income are intended as supplemental measures of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company believes that Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and operating results. • Adjusted net sales is defined as BMC net sales plus pre-Merger SBS net sales. • Adjusted gross profit is defined as BMC gross profit plus pre-Merger SBS gross profit and inventory step-up charges. • Adjusted EBITDA is defined as BMC net (loss) income plus pre-Merger SBS income (loss) from continuing operations, interest expense, income tax (benefit) expense, depreciation and amortization, Merger and integration costs, restructuring expense, inventory step-up charges, non-cash stock compensation expense, loss on debt extinguishment, headquarters relocation expense, insurance deductible reserve adjustment and fire casualty loss, loss on portfolio transfer, acquisition costs and other items and impairment of assets. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales or Adjusted net sales. • Adjusted net income is defined as BMC net income (loss) plus merger and integration costs, non-cash stock compensation expense, acquisition costs, impairment of assets, inventory step-up charges and after-tax effecting those items. Company management uses Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. Adjusted net sales, Adjusted gross profit and Adjusted EBITDA are used in monthly financial reports prepared for management and the board of directors. The Company believes that the use of Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income provide additional tools for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other distribution and retail companies, which may present similar non-GAAP financial measures to investors. However, the Company’s calculation of Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income are not necessarily comparable to similarly titled measures reported by other companies. Company management does not consider Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income in isolation or as alternatives to financial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA and Adjusted net income is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. Some of these limitations are: (i) Adjusted EBITDA and Adjusted net income do not reflect changes in, or cash requirements for, working capital needs; (ii) Adjusted EBITDA does not reflect interest expense, or the requirements necessary to service interest or principal payments on debt; (iii) Adjusted EBITDA does not reflect income tax expenses or the cash requirements to pay taxes; (iv) Adjusted net income and Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; (v) although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and Adjusted EBITDA and Adjusted net income do not reflect any cash requirements for such replacements and (vi) Adjusted net income and Adjusted EBITDA do not consider the potentially dilutive impact of issuing non-cash stock-based compensation. In order to compensate for these limitations, management presents Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income in conjunction with GAAP results. Readers should review the reconciliations of net sales to Adjusted net sales, gross profit to Adjusted gross profit, net income (loss) to Adjusted EBITDA and Adjusted net income, included in the Appendix, and should not rely on any single financial measure to evaluate the Company’s business.

© 2017 BMC. All Rights Reserved. COMPANY OVERVIEW 1

CLICK TO EDIT TITLE BMC COMPANY SNAPSHOT NASDAQ LISTED: BMCH 5 2016 Product & Service Mix  A leading national building solutions provider with $3.1 billion of net sales and $193.9 million of Adjusted EBITDA(1) for 2016  Locations in 18 states representing 64% of 2016 single- family building permits  Significant market presence in 43 attractive metropolitan areas  Focus on differentiated, value-added products and services that meet critical industry needs  Proven growth track record (~28% Adjusted EBITDA CAGR since 2013) with significant future opportunities as housing market expands Design Services Component Manufacturing Millwork Manufacturing Turnkey Solutions 93 Distribution Yards 50 Ready-Frame, EWP, Truss & Panel Manufacturing 52 Millwork Operations Installation Services Design Centers & Showrooms eBusiness Platform Logistics, Services & eCommerce Distribution Services 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted EBITDA. Product categories are shown a % of 2016 net sales

CLICK TO EDIT TITLE STRATEGIC FOOTPRINT IN HIGHLY ATTRACTIVE, LONG-TERM GROWTH MARKETS 6 Mid & South Atlantic 27% West South Central 33% Mountain 20% Pacific 20% 2016 Sales by U.S. Census Division Company Footprint FL NM TX MT CO UT ID NV WA CA PA VA AR GA 93 Distribution locations in 18 states 50 Ready-Frame, EWP, Truss & Panel Manufacturing Facilities 52 Millwork operations 64% of 2016 single-family building permits Regional categories are shown a % of 2016 net sales WV

CLICK TO EDIT TITLE VALUE-ADDED SERVICES SUPPORT JOB SITE EXCELLENCE ONE-STEP VALUE CHAIN – SHOWROOM TO JOB-SITE…CONTRACTOR TO CLIENT 7  Providing differentiated solutions and proprietary services that support our unique value proposition  Driving enhanced productivity and customer satisfaction  One-step distributor for premier building products manufacturers; critical link in building supply chain for customers  Keen understanding of unique construction codes, regional product preferences and local distribution infrastructure Design and showroom services Project planning eBusiness platform Custom millwork, doors, windows Ready-Frame © and trusses Job-site distribution services Installation management Unique Service Platform

CLICK TO EDIT TITLE  Diverse base of customers ranging from well- known national builders to small regional and local players  No single customer greater than 5% of total net sales  Enhanced capabilities to serve attractive professional repair and remodeling contractor segment Select Customers Multi-Family & Commercial Contractors 13% Repair & Remodel Contractors 12% Single-Family Homebuilders 75% National Homebuilders Regional Homebuilders Multi-family (millwork) 2016 Customer Mix HIGHLY DIVERSIFIED AND GROWING CUSTOMER BASE 8 Customer categories are shown a % of 2016 net sales

CLICK TO EDIT TITLE BMC Provides Strategic Go-to-Market Options for Suppliers  Diverse base of leading building products manufacturers  One-step value-added distributor providing direct access to thousands of customers DIVERSITY OF SUPPLIER BASE STRATEGIC AGREEMENTS IN PLACE WITH LEADING BUILDING PRODUCT SUPPLIERS 9

CLICK TO EDIT TITLE  $14 million in 2016 savings from executive and other redundant positions, casualty insurance, benefit programs and branch support costs  Enhancements in supply chain and sourcing programs drive $17 million of cost of goods savings in 2016 operating results  Incremental opportunities from best practices:  Millwork and components manufacturing  Ready-Frame  Logistics, design and eCommerce capabilities  Working capital optimization  $15 million of integration costs in 2016; $8 to $12 million expected in 2017, primarily related to associate severance and system integration costs Synergy Category Description of Benefit FY16 Cost Savings Q1 17 Cost Savings YE 2017 Annual Run Rate Synergy Expectations(1) Sales, General & Administrative and Other Costs  Rationalization of corporate and branch support costs  Common casualty insurance and employee benefit programs  Fleet and indirect spend programs  Select consolidation of branches in overlapping markets $14m - $19m to $21m Sourcing and Supply Chain (Cost of Goods Sold)  Alignment of suppliers to optimize purchase quantities  Extend ‘one-step’ supplier sourcing relationships across combined company  Improve supplier rebates and discounts by leveraging combined larger purchase volume $17m $4m $27m to $31m Total $31m $4m $46m to $52m Targeted Run-Rate Cost Savings Moving Quickly to Capture Value 2016 By the end of 2017 $31m $46 to $52m (1) 1. Estimated run-rate cost savings represents annualized savings at the end of 2017. TIGHTLY MANAGED INTEGRATION PLAN TO EXTRACT SYNERGIES AND LEVERAGE UNIQUE CAPABILITIES 10

© 2017 BMC. All Rights Reserved. FOCUSED GROWTH STRATEGY 2

CLICK TO EDIT TITLE DRIVING LONG-TERM SHAREHOLDER VALUE -- LEVERAGING STRONG FOUNDATION AND CORE CAPABILITIES TO ACCELERATE PROFITABLE GROWTH 12 Favorable Macro Trends Differentiated Value- Added Solutions Growth Strategies Drive Profitable Growth  Job & Wage Growth  Consumer Confidence  Low Interest Rates  Low Levels of Inventory  Favorable demographics  Ready-Frame® - Revolutionary framing solution, helping builders navigate labor shortage  E-Business Suite – Providing customers what they want when and how they want it  Wide Breadth of Value- Added Offerings:  Structural Components, including EWP, trusses, wall panels, etc.  Millwork, Doors & Windows  Expand Value-Added Categories:  Structural Components  Millwork, Doors & Windows  Strategic Tuck-In Acquisitions  Gain Market Share in the Professional Remodeling Space Solid Balance Sheet Provides Foundation for Growth (1) Source: United States Census Bureau. (1)

CLICK TO EDIT TITLE Other Bldg. Products & Services 26% Lumber & Sheet Goods 35% Millwork, Doors & Windows 25% Structural Components 14%  Includes engineered wood products, trusses and wall panels  Custom designed and built to reduce job- site labor, waste and cycle times  Investing in equipment and automation to improve manufacturing productivity  Capacity expansion in Atlanta, Austin, Raleigh and Salt Lake City to capture greater share of growing demand  Whole house framing solution  Designed to reduce builder cycle time, labor requirement and material waste  2016 sales of ReadyFrame were $103 million  Q1 2017 sales of ReadyFrame were $34 million, up 68% from Q1 2016  Deployed in all of the company’s 25 major markets  Includes millwork, interior doors, windows and cabinets  Developing web-based catalogs and configuration tools to showcase offerings  Acquired custom millwork manufacturer in 2015 with potential to leverage unique capabilities across multiple markets  Investing in capacity, showrooms and sales Ready-Frame® (1) Structural Components Windows, Doors & Millwork Product & Service Mix Evolution 2016 Growth by Product Category 1. Ready-Frame® sales are divided between the Lumber & Sheet Goods and Structural Components product categories. Relative GM % Gro w th Rat e Low Mid High 0% 4% 8% 12% 16% Structural Components Millwork, Doors & Windows Lumber & Sheet Goods Other Bldg. Products & Services 2013 2016 EXPANSION OF PRODUCT & SERVICE OFFERING DRIVING SHARE GAINS AND IMPROVED MIX 13 Product categories in the pie charts above are shown as a % of net sales Totals may not add up to 100% due to rounding Executing Strategies to Grow Value-Added, Higher Margin Categories

CLICK TO EDIT TITLE READY-FRAME® MEETING INDUSTRY NEEDS; FIRST-MOVER POSITION FOR FUTURE OF FRAMING 14  Proprietary job-site framing solution for constructing roof and floor trusses  Designed to reduce builder cycle time, labor requirement and material waste  Applicable to single-family, custom, multi-family, and commercial construction  Enables customers to frame 20-30% more houses in same time period as stick framing  Whole house, precision pre-cut package  One price per package  Smart bundled (top piece off delivery is first used for framing)  No cutting lumber, no last minute orders, no errors and no punch lists  Take off guaranteed to the 1/16”  Green solution with minimal to no on-site waste and disposal costs  2016 sales grew 46% to $103 million vs. 2015  Q117 sales up 68% to $34.1 million  55% of BMC’s 2016 LBM sales in Seattle were from ReadyFrame  Opportunity to transition commodity lumber sales to value- added solutions and grow share Less Risk. Less Labor. Less Cost. READY-FRAME video: https://www.youtube.com/watch?v=REv665u2QRI

CLICK TO EDIT TITLE READY-FRAME® PROVEN TRACK RECORD OF SHARE GAINS; POISED TO DRIVE FUTURE GROWTH 15 Opportunity Historical Sales Trend  Proven ability to reduce builder cycle time, labor requirement and material waste  No other market participant provides a comparable solution  Provides a truly differentiated offering that creates “sticky” customer relationships  Building on success of offering in legacy markets, rolled out Ready-Frame® in 9 new markets during 2016; Now available in all 25 major markets Ready-Frame® location $29 $60 $70 $103 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 FY 2013 FY 2014 FY 2015 FY 2016 ($m) CO UT NV WA CA Washington, DC MT ID NM TX GA NC PA VA

CLICK TO EDIT TITLE BMC’S LEAN EBUSINESS EVOLUTION BUILDING A TECHNOLOGY PLATFORM TO ENABLE AND LEVERAGE PROFITABLE GROWTH 16 >92% 1. Reduced product costs from Photo Proof of Delivery, which has reduced Claims, including Returns, Damages and Missing Product 2. As of 3/31/17, transactional capabilities are available in 15 markets; rollout expected to continue following ERP conversions. 3. At 12/31/16, go-forward ERP was in place in 2/3 of the Company’s locations Single ERP Logistics Solutions ↑ Driver Productivity ↑ Customer Satisfaction ↑ Asset Utilization ↓ Product Costs1 E-Commerce 2 ↑ Ease of Accessibility ↑ Customer Productivity ↑ Associate Productivity ↑ New Customer Leads Installation Services ↑ Resource Management ↑ Communication & Document Management ↑ Completion Performance Integrating Value-Added Solutions Around a Single ERP 3

CLICK TO EDIT TITLE 24X7 TRANSACTIONAL FRONT-END TO ERP ENHANCES CUSTOMER EXPERIENCE / PRODUCTIVITY 17 Easy, Fast, Convenient  Intuitive interface  Accessible 24x7  Mobile based platform  Full breadth of products  Customer specific pricing  Product availability and lead times Professional Resources  Robust building science content: articles, videos, project management tools  “How-to” articles  Product search with photos, specs, comparison tools  Idea gallery with room scenes  Interactive design tools Work More Efficiently  Order Management Tools: place orders, check order status, create reorder lists  Account management Tools: Pay invoices, assign users and admin permissions, view history  Configure custom millwork  Manage business digitally Introducing a Brand New Tool for our Customer’s Belt

CLICK TO EDIT TITLE POSITIONED TO UTILIZE M&A TO DRIVE FUTURE GROWTH FRAGMENTED MARKET COMBINED WITH PROVEN AND DISCIPLINED M&A PROCESS Fragmentation Presents Significant Consolidation Opportunities 4.8x (3) 2.0x (4)  Leverage profile provides financial flexibility to pursue accretive M&A  Continuing to pursue accretive tuck-in acquisitions, which enhance our value-added offerings and/or expand our geographic footprint into attractive markets  Recent acquisitions totaling $69.4 million 2016 net sales:  Code Plus (Mar ‘17) – DC area truss manufacturer  TexPly (Apr ‘17) – leading supplier of millwork and doors for single-family production builders in the DFW area $6,367 $3,094 $2,504 $2,401 $1,109 $417 ($m) M&A Opportunity LBM Dealer Market Fragmentation (1) LBM Dealers Annual Total Net Sales (2) Average of Top 100 LBM Dealers Public LBM Dealers Leverage (3) Profile 1. Source: 2015 ProSales 100 rankings of pro dealers with manufacturing capabilities 2. Source: 2015 ProSales 100 rankings of pro dealers with manufacturing capabilities for all but BMC and Builders First Source. For BMC and Builders First Source reported 2016 actuals were used. 3. Leverage for BLDR is the ratio of Adjusted net debt at December 31, 2016 to Adjusted EBITDA for the twelve months ended December 31, 2016. 4. BMC’s calculation of leverage is the ratio of Long Term Debt to LTM Adjusted EBITDA as estimated after the completion of the Code Plus acquisition in March and the TexPly acquisition on April 3, 2017. 18 As of 12/31/16 As of 3/31/17

© 2017 BMC. All Rights Reserved. FINANCIAL OVERVIEW 3

CLICK TO EDIT TITLE $93 $114 $130 $194 2013 2014 2015 2016 $2,407 $2,607 $2,801 $3,094 2013 2014 2015 2016 $531 $603 $670 $745 2013 2014 2015 2016 CAGR: 10.1% PROVEN TRACK RECORD OF GROWTH 20  Adjusted net sales(1) CAGR(2) of 10.1% from 2013 to 2016 compared to single- family starts CAGR of 8.2%  Adjusted gross profit(1) as a percent of adjusted net sales increased 200 basis points since 2013  Adjusted EBITDA(1) CAGR of 28% from 2013 to 2016 driven by operating leverage and strategic growth initiatives and $31 million of Merger-related cost synergies through 12/31/16 Adjusted net sales (1) ($m) Adjusted gross profit (1) ($m) Adjusted EBITDA (1) ($m) 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales, Adjusted gross profit and Adjusted EBITDA. 2. Adjusted net sales CAGR calculated on a constant-dollar basis using 2016 annual average commodity prices. Performance Highlights CAGR: 11.9% CAGR: 28.0%

CLICK TO EDIT TITLE Q1 2017 FINANCIA RESULTS 21 Q1 2017 Financial Performance Q1 2017 Commentary 1. See Non-GAAP (Adjusted) Financial Measures pages of this presentation for definition of Adjusted EBITDA , Adjusted Net Income and Adjusted EPS.  Total Q1 2017 net sales growth of 4.2%, including 1.4% volume growth  Accelerated trends in March with sales up more than 9% for the month  Without California, where we saw significant weather delays, & Houston, net sales increased nearly 8% for the quarter  Diluted Adjusted EPS up $0.03  Capex, including capital leases, of $12.4m primarily to fund purchases of vehicles and equipment and for facility and technology investments  Reaffirmed expectation of total annual run rate cost savings from the merger of $46 million to $52 million by the end of 2017 ($ in millions except per share amounts) (Unaudited) Q1 16 Q1 17 % Chg Structural Components $108.9 $109.9 0.9% Lumber & Lumber Sheet Goods 213.5 244.4 14.5% Millwork, Doors & Windows 218.0 210.8 (3.3%) Other Bldg Products & Services 187.0 192.6 3.0% Total Net Sales $727.4 $757.7 4.2% Gross Profit $166.6 $178.2 7.0% % margin 22.9% 23.5% Adjusted EBITDA (1) $33.7 $33.6 (0.4%) % margin 4.6% 4.4% Adjusted Net Income(1) $5.4 $7.7 Adjusted EPS $0.08 $0.11

CLICK TO EDIT TITLE STRONG BALANCE SHEET TO SUPPORT GROWTH FLEXIBILITY FOR CONTINUED INVESTMENTS AND DISCIPLINED, ACCRETIVE M&A 22 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted EBITDA; This is an estimated calculation meant to reflect the Company’s leverage ratio following its acquisitions of Code Plus and Texas Plywood. 2. Estimated total after taking into account the acquisitions of Code Plus and Texas Plywood  Improving Adjusted EBITDA trends  Working capital usage ~12% of sales with improvement opportunity through Merger  Full Year 2017 CAPEX expected to be $60 to $70 million  2017 depreciation expense expected to be $50 to $55 million  2017 amortization expense expected to be $16 to $18 million(2)  2017 interest expense expected to be ~$25 million  Targeting $46 to $52 million of annual run rate cost synergies by the end of 2017 Attractive Cash Flow Dynamics 3/31/2017 Long-Term Debt $363.8 million Long-Term Debt/ LTM 4/3/2017 Adjusted EBITDA (1) 2.0x  $375 million revolving ABL facility with extended maturity; $19.7 million outstanding borrowings at 3/31/2017  $350 million 5.5% Senior Secured Notes maturing 2024  Longer-term leverage target of 2.0x to 3.0x allows flexibility to make strategic investments Balance Sheet Positioned to Invest

CLICK TO EDIT TITLE SOLID BALANCE SHEET AND AMPLE LIQUIDITY SUPPORT BUSINESS STRATEGY AND INITIATIVES 23 Selectively Pursue Strategic Acquisitions Ample Liquidity Improve Growth and Margin Profile Increase Productivity and Reduce Expenses Conservative Capital Structure  Grow scale and expand product and service offerings to drive improved mix and margin expansion  Open new locations in selected markets, relocate facilities as needed, and increase capacity at existing facilities  Use technology to improve customer service and reduce waste  Integrate and upgrade existing ERP platforms to standardize processes  Continue to develop talent training program  Modest Total Leverage of 2.0x as of 04/3/20171  Longer-term Total Leverage target of 2.0x to 3.0x  Consider acquisition opportunities that enhance margin profile and through the cycle performance  Previous acquisitions include: Robert Bowden Inc. (Sep 2015) and VNS Corporation (May 2015), CodePlus LLC (Mar 2017) and TexPly (Apr 2017)  $375 million ABL Revolving Credit Facility due 2020  $288 million of availability for strategic investments and seasonal working capital needs 1Total Leverage is calculated as the ratio of Long-Term Debt to LTM Adjusted EBITDA. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted EBITDA; This is an estimated calculation meant to reflect the Company’s leverage ratio following its acquisitions of Code Plus and Texas Plywood.

CLICK TO EDIT TITLE BMC INVESTMENT HIGHLIGHTS A MARKET LEADER FOR GROWTH 24 Market leader with national scale and local expertise Strategic footprint in highly attractive long-term growth markets Extensive value- added product and service capabilities support share gains Strong balance sheet that supports growth Significant synergies being realized from Legacy BMC and SBS combination Well positioned to utilize M&A to drive future growth Highly fragmented industry poised for continued recovery Low cost, high service integrated supply chain and diverse customer base

© 2017 BMC. All Rights Reserved. APPENDIX

BMC STOCK HOLDINGS REPORTED (GAAP) INCOME STATEMENT ($ths) Q1 15 Q2 15 Q3 15 Q4 15 FY 2015 Q1 16 Q2 16 Q3 16 Q4 16 FY 2016 Q1 17 Net sales 292,826 357,287 416,471 510,162 1,576,746 727,418 797,547 821,204 747,574 3,093,743 757,700 Cost of sales 226,129 273,469 319,370 396,368 1,215,336 560,801 605,892 618,238 566,847 2,351,778 579,503 Gross profit 66,697 83,818 97,101 113,794 361,410 166,617 191,655 202,966 180,727 741,965 178,197 SG&A 62,861 67,503 76,436 100,043 306,843 141,781 139,897 149,498 140,623 571,799 148,888 Depreciation expense 3,444 3,262 3,549 5,445 15,700 8,792 9,290 9,784 10,575 38,441 10,561 Amortization expense - 264 735 2,627 3,626 5,245 5,288 5,349 4,839 20,721 3,821 Impairment of assets - - 82 (82) - 11,883 - - 45 11,928 - Merger and integration costs - 3,042 998 18,953 22,993 2,836 3,597 4,655 4,252 15,340 4,441 Income (loss) from operations 392 9,747 15,301 (13,192) 12,248 (3,920) 33,583 33,680 20,393 83,736 10,486 Interest expense (6,730) (6,730) (7,038) (7,054) (27,552) (8,231) (8,121) (7,668) (6,111) (30,131) (6,088) Loss on debt extinguishment - - - - - - - (12,529) - (12,529) - Other income (expense), net 669 347 (48) (184) 784 1,455 1,411 735 469 4,070 319 (Loss) income before income taxes (5,669) 3,364 8,215 (20,430) (14,520) (10,696) 26,873 14,218 14,751 45,146 4,717 Income tax (benefit) expense (2,108) 1,239 4,168 (12,988) (9,689) (3,940) 8,891 4,982 4,333 14,266 973 Net (loss) income (3,561) 2,125 4,047 (7,442) (4,831) (6,756) 17,982 9,236 10,418 30,880 3,744 26

BMC STOCK HOLDINGS RECONCILIATION OF NON-GAAP ITEMS ADJUSTED NET SALES, ADJUSTED GROSS PROFIT ($ths) Q1 15 Q2 15 Q3 15 Q4 15 FY 2015 Q1 16 Q2 16 Q3 16 Q4 16 FY 2016 Q1 17 Net sales 292,826 357,287 416,471 510,162 1,576,746 727,418 797,547 821,204 747,574 3,093,743 757,700 Pre-merger SBS net sales 297,620 350,065 358,540 217,650 1,223,875 - - - - - - Adjusted net sales 590,446 707,352 775,011 727,812 2,800,621 727,418 797,547 821,204 747,574 3,093,743 757,700 Structural components 86,010 106,859 119,918 107,550 420,337 108,890 121,187 123,539 108,145 461,761 109,891 Lumber & sheet goods 192,297 224,703 238,580 209,288 864,868 213,532 244,830 248,751 231,450 938,563 244,436 Millwork, doors & windows 168,300 195,796 212,685 217,862 794,643 217,987 228,423 232,292 216,187 894,889 210,751 Other building prods & svcs 143,839 179,994 203,828 193,112 720,773 187,009 203,107 216,622 191,792 798,530 192,622 Adjusted net sales by product category 590,446 707,352 775,011 727,812 2,800,621 727,418 797,547 821,204 747,574 3,093,743 757,700 Gross profit 66,697 83,818 97,101 113,794 361,410 166,617 191,655 202,966 180,727 741,965 178,197 Pre-merger SBS gross profit 71,321 86,411 89,139 51,522 298,393 - - - - - - Inventory step-up charges - - - 10,285 10,285 2,884 - - - 2,884 - Adjusted gross profit 138,018 170,229 186,240 175,601 670,088 169,501 191,655 202,966 180,727 744,849 178,197 Adjusted gross margin % 23.4% 24.1% 24.0% 24.1% 23.9% 23.3% 24.0% 24.7% 24.2% 24.1% 23.5% 27

BMC STOCK HOLDINGS RECONCILIATION OF NON-GAAP ITEMS ADJUSTED EBITDA ($ths) Q1 15 Q2 15 Q3 15 Q4 15 FY 2015 Q1 16 Q2 16 Q3 16 Q4 16 FY 2016 Q1 17 Net (loss) income (3,561) 2,125 4,047 (7,442) (4,831) (6,756) 17,982 9,236 10,418 30,880 3,744 Pre-merger SBS income (loss) from continuing operations 1,851 2,531 6,024 (3,564) 6,842 - - - - - - Interest expense 7,441 7,407 7,783 7,558 30,189 8,231 8,121 7,668 6,111 30,131 6,088 Income tax (benefit) expense (5,699) 3,676 7,188 (15,139) (9,974) (3,940) 8,891 4,982 4,333 14,266 973 Depreciation and amortization 8,344 8,678 9,643 12,586 39,251 16,682 17,139 17,276 17,583 68,680 16,813 Merger and integration costs 207 6,304 2,181 29,306 37,998 2,836 3,597 4,655 4,252 15,340 4,441 Restructuring expense 192 205 (14) - 383 - - - - - - Inventory step-up charges - - - 10,285 10,285 2,884 - - - 2,884 - Non-cash stock compensation expense 1,518 1,529 1,524 881 5,452 1,889 1,804 1,851 1,708 7,252 1,231 Loss on debt extinguishment - - - - - - - 12,529 - 12,529 - Headquarters relocation 1,377 1,075 359 1,054 3,865 - - - - - - Insurance deductible reserve adj. and fire casualty loss 378 (13) 694 1,967 3,026 - - - - - - Loss on portfolio transfer 2,826 - - - 2,826 - - - - - - Acquisition costs and other items 711 1,601 1,496 408 4,216 - - - - - 273 Impairment of assets - - 82 (82) - 11,883 - - 45 11,928 - Adjusted EBITDA 15,585 35,118 41,007 37,818 129,528 33,709 57,534 58,197 44,450 193,890 33,563 Adjusted EBITDA margin 2.6% 5.0% 5.3% 5.2% 4.6% 4.6% 7.2% 7.1% 5.9% 6.3% 4.4% 28

BMC STOCK HOLDINGS RECONCILIATION OF NON-GAAP ITEMS ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE (in $ths, except per share amounts) Q1 2017 Q1 2016 Net income (loss) 3,744 (6,756) Merger and integration costs 4,441 2,836 Non-cash stock compensation expense 1,231 1,889 Acquisition costs (a) 273 - Impairment of assets (b) - 11,883 Inventory step-up charges (c) - 2,884 Tax effect of adjustments to net income (loss) (d) (2,039) (7,341) Adjusted net income 7,650 5,395 Diluted weighted avg. shares used to calculate Adjusted net income per diluted share 67,186 65,858 Adjusted net income per diluted share $0.11 $0.08 29 (a) Represents costs incurred during the three months ended March 31, 2017 related to the acquisitions of Code Plus Components, LLC and Texas Plywood and Lumber Company, Inc. (b) During the first quarter of 2016, the Company decided to integrate all operations under the Legacy SBS ERP system, and to discontinue use of the Legacy BMHC ERP system. In connection with this decision, the Company impaired capitalized software costs of $11.9 million (c) Represents expense incurred during the three months ended March 31, 2016 in relation to the sell-through of SBS inventory, which was stepped up in value in connection with the merger. (d) The tax effect of adjustments to net income (loss) was based on the respective transactions’ income tax rate, which was 37.3% and 38.0% for the three months ended March 31, 2017 and 2016, respectively. The tax effect of adjustments to net income for the three months ended March 31, 2017 and 2016 exclude approximately $0.5 million and $0.2 million, respectively, of non-deductible Merger, integration and acquisition costs.